Exhibit 10.6

                                 CANDIE'S, INC.
                           AGREEMENT TO EXTEND OPTIONS

     AGREEMENT, dated as of September 21, 2001, by and between CANDIE'S, INC., a Delaware corporation (the "Company"), and John McPhee,, an employee of the Company, who resides at 19 St. Nicholas Road, Darien, CT 06820.

     WHEREAS, on or about November 11, 1996, the Company granted to Mr. McPhee a total of 100,000 options at a price of $2.1250, which options are due to expire on or about November 11, 2001 (the "Option Agreement"), and

     WHEREAS, the Company has agreed to extend these options for an additional five years.

     NOW THEREFORE, in consideration of their mutual premises, the Parties hereby amend the Option Agreement as follows:


1. The Option Agreement is hereby amended so that the expiration date is November 11, 2006.

2. All other terms of the Option Agreement shall remain in full force and effect.


                                                     CANDIE'S,  INC.


                                                     By:/s/Richard Danderline
                                                        Richard Danderline

Accepted as of the date first set above.
/s/ John McPhee
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Signature required with return of document to company to formalize issuance of agreement.